UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

___________
Date of Report:  January 30, 2012
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 17, 2012, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing the Company’s estimated total proved reserves at year-end 2011 (the “Reserves Release”).  A copy of the Reserves Release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

The Reserves Release also reported the present value, or PV-10 (as defined in the Reserves Release), of the Company’s estimated total proved reserves at December 31, 2011. Due to a miscalculation by one of the Company’s third-party engineering consultants, this present value, or PV-10, as reported in the Reserves Release, was incorrect. The correct present value, or PV-10, of the Company’s estimated total proved reserves at December 31, 2011 is $616.9 million, not $630.3 million, as reported in the Reserves Release. This miscalculation did not affect the amount of the Company’s estimated total proved reserves at December 31, 2011 reported in the Reserves Release.

The Reserves Release also included (i) the standardized measure of discounted future net cash flows relating to the Company’s estimated total proved reserves at December 31, 2011 and (ii) a reconciliation of the present value, or PV-10, of the Company’s estimated total proved reserves at December 31, 2011 to this standardized measure. This information, revised to correct the miscalculation referred to above, is set forth in the table below:

The standardized measure of discounted future net cash flows relating to estimated total proved oil and natural gas reserves is as follows (in millions):

As of December, 2011

Future cash inflows	$2,409
Future production costs	765
Future development costs	330
Future income tax expense	235
Future net cash flows	1,079
10% annual discount for estimated timing of cash flows	602
Standardized measure of discounted future net cash flows related to proved reserves	$477

Reconciliation of Non-GAAP Measure
PV-10	$617
Less: Income taxes
Undiscounted future income taxes	(236)
10% discount factor	96
Future discounted income taxes	(140)

Standardized measure of discounted future net cash flows	$477

This Current Report on Form 8-K, contains certain financial measures that are non-GAAP measures. The Company has provided reconciliations within this Report of the non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, measures for financial performance prepared in accordance with GAAP that are presented in this Report. PV-10 is the present value of the estimated future cash flows from estimated total proved reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future cash flows are discounted at an annual rate of 10% to determine their “present value.” The Company believes PV-10 to be an important measure for evaluating the relative significance of its oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, the Company believes the use of a pre-tax measure is valuable for evaluating the Company. The Company believes that PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry. However, PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.

The statements and information contained in this Report that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward looking statements include, among others, statements, estimates and assumptions relating to the Company’s business and growth strategies, the Company’s oil and gas reserve estimates, the Company’s estimates of oil and natural gas resource potential, the Company’s ability to successfully and economically explore for and develop oil and gas resources, the Company’s exploration and development prospects, the Company’s future inventories, projects and programs, the Company’s expectations relating to availability and costs of drilling rigs and field services, the Company’s anticipated trends in its business or industry, the Company’s future results of operations, the Company’s liquidity and ability to finance its exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause the Company’s actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices that the Company receives for its oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of the Company’s properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of the Company’s oil and natural gas reserves; the Company’s ability to increase its production and oil and natural gas income through exploration and development; the Company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in the Company’s drilling plans and related budgets; and the adequacy of its capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this Report.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. The Company urges readers to review and consider disclosures made in the Company’s public filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) that discuss factors germane to the Company’s business, including the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011. All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall any of such information be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation Regarding Year-End Reserves dated January 17, 2012

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: January 30, 2012	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation Regarding Year-End Reserves dated January 17, 2012